Exhibit 10.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated as of August 31, 2007 is made by the business entities listed on the signature pages hereof (collectively, the “Grantors”) in favor of Prides Capital Fund I, L.P., as lender (the “Purchaser”).

WHEREAS, the Purchaser has purchased a note dated the date hereof (the “Note”) issued by the Company (said note, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Note”) pursuant to a Note Purchase Agreement dated August 31, 2007 between the Company and the Purchaser.

WHEREAS, as a condition precedent to the Purchaser purchasing the Note each Grantor has executed and delivered that certain Security Agreement dated as of the date hereof made by the Grantors to the Purchaser (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Purchaser a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Purchaser a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Note, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to the Purchaser under the Note but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Purchaser with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

EDIETS.COM, INC.

By
Name:
Title:

Address for Notices:

EDIETS, INC.

By
Name:
Title:

Address for Notices:

NUTRIO.COM, INC.

By
Name:
Title:

Address for Notices:

SCHEDULES TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

Schedule A—Patents

Grantor	Patent Titles	Country	Patent No.	Application No.	Filing Date	Issue Date
NONE

Schedule B – Trademarks, Domain Names and Trade Names

Trademarks and Domain Names (Grantor for all is eDiets.com, Inc.)

Grantor	Domain Name/Mark	Country	Mark	Reg. No.	Application No.	Filing Date	Issue Date
	eDiets®	USA (for all)		2855444			June 22, 2004

	eDiets.com®			285443			June 22, 2004

	Nutrio.com®			2437552			March 20, 2001

	DIETSMART®			2493454			September 25, 2001

	efitness.com

	deliciouslyyours.com		.

	gleemagazine.com

	dietsmart.com

	5stepdiet.com		.
	americasdietitian.com
	americasnutritionist.com
	americasnutritionist.org
	bodytypediet.com
	bringdeeliciousback.com
	bringdeliciousback.com
	bringdeliciusback.com
	bringdiliciousback.com
	bringdiliciusback.com
	bringingdeliciousback.com
	carbaddictsdiet.com
	circleofriends.cc
	cookingforromance.net
	deeliciouslyyours.com
	deitsmart.com
	deliciousathome.com
	deliciouslynow.com
	deliciouslysmart.com
	deliciouslyyourfeedback.com
	deliciouslyyouropinion.com
	deliciouslyyoursediets.com
	deliciouslyyoursfood.com
	deliciouslyyoursmeals.com
	deliciouslyyoursonline.com
	delicioustoyourdoor.com
	deliciousyours.com
	deliciuslyyours.com
	deliversdelicious.com
	diabetes-blog.com
	diet-blogs.com
	diet-blogs.net
	diet-logs.com
	dietcity.com
	dietcop.com
	dietdepot.us

dietemergency.com
dietheadlinenews.com
dietlivemeetings.com
dietmealsdirect.com
dietnewscenter.com
dietnewschannel.com
dietnewsnetwork.net
dietpatrol.com
dietright.com
dietsmart.info
dietsolutioncenter.com
dietsonline.com
dietssmart.com
dietsupportmeetings.com
diliciouslyyours.com
diliciuslyyours.com
dnadiets.com
dydelivered.com
dydelivers.com
dydelivery.com
dyediets.com
dymeals.com
dysurvey.com
dytoyourdoor.com
eatwellplan.com
eatwellprogram.com
ediet-blog.com
ediet-blog.net
ediet24.com
edietcity.com
edietdelicious.com
edietdelish.com
edietdy.com
edietheadlinenews.com
edietlivemeetings.com
edietmarket.com
edietmen.com
edietmen.us
edietnetwork.com
edietnews.com
edietnewscenter.com
edietnewschannel.com
ediets-blog.com
ediets-blog.net
ediets-delicious.com
ediets-uk.com
ediets1.com
ediets24.com
edietsaffiliate.com
edietsaffiliates.com
edietsatkins.com
edietscenter.com
edietscentral.com
edietsclient.com
edietsconnections.com
edietscooking.com
edietscorporateservices.com
edietscs.com
edietsdairyfree.com
edietsdeelicious.com
edietsdelices.com
edietsdelicios.com
edietsdelicious.com
edietsdeliciouslyours.com
edietsdeliciouslyyours.com
edietsdelicius.com
edietsdelish.com
edietsdelivered.com
edietsdelivers.com
edietsdelivery.com

edietsdiabetes.com
edietsdilices.com
edietsdilicios.com
edietsdilicious.com
edietsdilicius.com
edietsdirect.com
edietsdy.com
edietseat.com
edietseats.com
edietsespana.com
edietseurope.com
edietsexpress.com
edietsfood.com
edietsformen.com
edietsforwomen.com
edietsheadlinenews.com
edietsiq.com
edietsleancuisine.com
edietslive.com
edietslivemeeting.com
edietslivemeetings.com
edietslocal.com
edietslowfat.com
edietslowsodium.com
edietsmarket.com
edietsmealplan.com
edietsmeals.com
edietsmillionpoundmarch.com
edietsmillionpoundmarch.net
edietsmillionpoundmarch.org
edietsmillionpoundmarch.us
edietsmillionpoundmarches.com
edietsmp3.com
edietsnetwork.com
edietsnews.com
edietsnewscenter.com
edietsnewschannel.com
edietson.com
edietsp3.com
edietsradio.com
edietsshop.com
edietssolutions.com
edietsstore.biz
edietsstore.com
edietsstore.us
edietssupportmeetings.com
edietstakesitoff.com
edietstogo.com
edietstv.com
edietsu.com
edietsuk.com
edietsupportmeetings.com
edietsvegan.com
edietsxpress.com
edietsyourway.com
edietszone.com
ediettv.com
edietwomen.com
efitnessuk.co.uk
efitnessuk.com
emeetingslive.com
emotivation.com
enutri.com
ervana.com
ervana.net
ervana.tv
ervana.us
financehelp.com
fitness-blog.net
fitness-diet.net

flavorfulldiet.com
freshchefdirect.com
freshcuisin.com
freshcuisine.com
freshcuisines.com
freshcuizine.com
freshcusine.com
freshquizine.com
freshselects.com
get10offdy.com
giimpact.com
gleeemagazine.com
glemagzine.com
glutensensitivediet.com
glycemicimpact.com
glycemicimpactdiet.com
goediets.com
healthlymealsdirect.com
high-protein.com
highcarbdiet.com
househelp.com
i2diet.com
i2guide.com
i4men.com
i4women.com
i4you.com
iformen.com
iforwomen.com
iforyou.com
iqdiet.com
lastminutediets.com
low-carb-plan.com
low-carb-plan.net
low-fat-blog.com
low-fat-diet.net
lowcarbcounter.com
lowcarbculture.com
lowcarbsuppliers.com
lowcholesteroldiet.com
millionpoundmarch.com
millionpoundmarch.org
millionpoundmarchblog.com
millionpoundmarches.com
misterbadfood.com
misterbadfoods.com
mrbadfood.com
mrbadfoods.com
mycircleofriends.com
mydeliciousdelivery.com
myediets.com
myedietsexpress.com
myfreshmeals.com
mymealdirect.com
mymealplan.com
mymealsdirect.com
mywellcentral.com
myyummydiet.com
netdiets.com
netdiets.us
newavocado.com
nushape.com
nutriodirect.com
oneeightymag.com
oneeightymag.net
oneeightymagazine.com
oneeightymagazine.net
onlinedietmeeting.com
onlinedietmeetings.com
onlineweightlossmeetings.com
organicfooddiet.com

practicaldiet.com
selfhelpcentral.com
selfhelptech.com
shapecity.com
storemedia.com
sugardiet.com
summerfreshdiet.com
thedietdepot.com
theedietsmillionpoundmarch.com
theflavorfulldiet.com
themillionpoundmarch.net
themillionpoundmarch.org
themillionpoundmarch.us
themillionpoundmarches.com
thesummerfreshdiet.com
trydeliciouslyyours.com
tryediets.com
u2tech.com
vitadeli.com
vitanourish.com
waytoeat.net
weightlossmeetings.com
wellcentral.cc
wellcentral.com
wellcentral.net
wellcentral.tv
yourmeal.com
yourmeals.com
zerocarbdiet.com
zone-diet-blog.com

Trade Names

Grantor	Names
eDiets.com, Inc.	eDiets

eDiets.com, Inc.	eDiets.com

eDiets.com, Inc.	Nutrio / Nutrio.com

eDiets.com, Inc.	DIETSMART / dietsmart.com

eDiets.com, Inc.	efitness / efitness.com

eDiets.com, Inc.	deliciously yours / deliciouslyyours meal delivery service / deliciouslyyours.com

eDiets.com, Inc.	glee / glee magazine / gleemagazine.com

eDiets.com, Inc.	eDiets Corporate Services

eDiets.com, Inc.	Mr. Bad Food

Schedule C – Copyrights

Grantor	Title of Work	Country	Title	Reg. No.	Application No.	Filing Date	Issue Date
eDiets.com, Inc.	www.ediets.com, v6.5	USA		TX6299443			October 27, 2003

eDiets.com, Inc.	www.ediets.com	USA		TX6299443			December 23, 2005

eDiets.com, Inc.	eFitness	USA		TX5872690			October 27, 2003

eDiets.com, Inc.	eDiets Pocket Enyclopedia	USA		TX5782718			May 8, 2003

eDiets.com, Inc.	eDiets.com	USA		TX5880669			October 27, 2003